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                                                                     EXHIBIT 1.1



                               HARTFORD LIFE, INC.
                              CLASS A COMMON STOCK
                           (PAR VALUE $0.01 PER SHARE)

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)
              -----------------------------------------------------



                                                                          , 1997
Goldman, Sachs & Co.,
Dean Witter Reynolds Inc.,
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
Morgan Stanley & Co. Incorporated,
Smith Barney Inc.,
As representatives of the Several
  Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

      Hartford Life, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of shares (the "Firm Shares") and, at the election of the Underwriters, up
to           additional shares (the "Optional Shares") of Class A Common Stock, par value $0.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares"). Hartford Life and Accident Insurance Company, a Connecticut corporation ("HLAIC"), is a wholly owned subsidiary of the Company, and the Company is a wholly owned subsidiary of Hartford Accident and Indemnity Company, a Connecticut corporation ("HAIC"), which in turn is an indirect wholly-owned subsidiary of ITT Hartford Group, Inc., a Delaware corporation ("Group"). The transactions comprising the incorporation of the Company and the contribution to the Company by HAIC of all of the issued and outstanding stock of HLAIC, the issuance by the Company to HAIC of 100 shares of the capital stock, par value $.01 per share, of the Company and the conversion and reclassification of such 100 shares into shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), are collectively referred to herein as the "Reorganization". The transactions comprising the drawdown of $1,084 million on February 20, 1997 pursuant to a line of credit between the Company and Citibank, N.A., Mellon Bank, N.A., Bank of America Illinois, and Morgan Stanley Guaranty Trust Company of New York, the execution of a promissory note for the benefit of HAIC in the amount of $100 million, and the declaration and payment of a dividend of $1,184 million to HAIC on February 20, 1997, including $893 million of such dividend constituting a repayment of indebtedness allocated to certain
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life insurance subsidiaries of the Company in favor of Group, are hereinafter collectively referred to herein as the "Distribution". The proposed debt offering that is scheduled to occur promptly following the offering of the Shares is hereinafter referred to as the "Debt Offering". The various agreements between the Company and its subsidiaries, on the one hand, and Group and its subsidiaries (other than the Company and its subsidiaries), on the other hand, are collectively hereinafter referred to as the "Intercompany Agreements".

      It is understood and agreed to by all parties hereto that the Company and Group are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total
of          shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Dean Witter International Limited, Merrill Lynch International, Morgan Stanley & Co. International Limited, and Smith Barney Inc. are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for the front cover page, the additional inside front cover page, the back cover page and the text under the caption "Underwriting" and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

      1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (i) A registration statement on Form S-1 (File No. 333-21459) (the "Initial Registration Statement") in respect of the Firm Shares and the Optional Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document (other than (i) the pre-effective amendments thereto and (ii) a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing) with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of any post-effective amendment thereto or a Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, and a Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with

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      Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of a Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective or such part of a Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

             (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iv) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, and stockholder's equity or results of operations (in each case considered on either a statutory or U.S. generally accepted accounting principles ("GAAP") basis) of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

              (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified in any such jurisdiction

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      would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole; and each of HLAIC, Hartford Life Insurance Company, a Connecticut corporation ("HLIC"), ITT Hartford Life and Annuity Insurance Company, a Connecticut corporation ("ITTL"), American Maturity Life Insurance Company, a Connecticut corporation, ITT Hartford Life International, Limited, a Bermuda corporation, and ITT Hartford International Life Reassurance Corp., a Connecticut corporation (collectively referred to herein as the "Significant Subsidiaries" and individually as a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing as a foreign corporation under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

             (vi) The Company has made all required filings under applicable insurance holding company statutes, and has received approvals of acquisition of control and/or affiliate transactions in each jurisdiction in which such filings or approvals are required, except where the failure to have made such filings or receive such approvals in any such jurisdiction would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole; each Significant Subsidiary that is required to be organized and licensed as an insurance company in its jurisdiction of incorporation is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation, and each Significant Subsidiary is duly licensed or authorized as an insurer in each other jurisdiction in which such licensing or authorization is required, except where the failure to be so licensed or authorized in any such jurisdiction would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole; the Company and each of its Significant Subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications of and from all insurance regulatory authorities to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

            (vii) The Company and each of its Significant Subsidiaries that is an insurance company is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to the Company and each such Significant Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not, individually or in the aggregate with other such failures, have a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

           (viii) Without limiting the foregoing, the Company and its Significant Subsidiaries, as applicable, have filed all notices, reports, documents or other information required to be filed by

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      them pursuant to, and have obtained all authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the consummation of the Reorganization, the Distribution and the Debt Offering, the entering into and performance of the Intercompany Agreements by the Company and its subsidiaries, the issuance and sale of Shares by the Company and the purchase and distribution of the Shares by the Underwriters and the International Underwriters, except for such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement and except for filings required to be made after the Time of Delivery;

             (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (x) The Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

             (xi) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement, the consummation of the Reorganization and the Distribution, the entering into and performance of the Intercompany Agreements by the Company and its subsidiaries, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated have in each case been duly authorized by all necessary corporate and shareholder action on the part of the Company; the issue and sale of the Shares by the Company, the consummation of the Reorganization, the Distribution and the Debt Offering, the entering into and performance of the Intercompany Agreements by the Company and its subsidiaries, the compliance by the Company with all the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholder's equity or results of

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      operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement, and have not resulted and will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its Significant Subsidiaries or any statute, rule or regulation, or, to the Company's knowledge, any order or decree of any court or regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties; and no consent, approval, authorization, license, order, registration or qualification of or with any such court, regulatory authority or other governmental agency or body is required for the consummation of the Reorganization, the Distribution, the Debt Offering, the entering into or performance of the Intercompany Agreements by the Company and its subsidiaries, the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except those which have been obtained in accordance with Section 1(a)(viii), the registration under the Act of the Shares, the registration under the Act of the debt securities to be sold in the Debt Offering, such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or state insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters, and except for such consents, approvals, authorizations, licenses, orders, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement;

            (xii) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement;

            (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such terms is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xiv) This Agreement and the International Underwriting Agreement have been duly authorized executed and delivered by the Company; and

            (xv) There are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

      (b) Group represents and warrants to, and agrees with, each of the Underwriters that:

                    (i) Group has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; HAIC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut;

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           and all of the issued shares of capital stock of HAIC have been duly and validly issued and are fully paid and non-assessable;

                   (ii) This Agreement and the International Underwriting Agreement have each been duly authorized, executed and delivered by Group; and

                  (iii) The issue and sale of the Shares by the Company, the consummation of the Reorganization and the Distribution, the entering into and performance of the Intercompany Agreements, the compliance by the Company and Group with all the provisions of this Agreement and the International Underwriting Agreement which are applicable to them and the consummation of the transactions herein and therein contemplated have in each case been duly authorized by all necessary corporate and shareholder action on the part of each of Group and its subsidiaries (other than the Company and its subsidiaries) (the "Group Subsidiaries"); the issue and sale of the Shares by the Company, the consummation of the Reorganization, the Distribution and the Debt Offering, the entering into and performance of the Intercompany Agreements, the compliance by the Company and Group with all the provisions of this Agreement and the International Underwriting Agreement which are applicable to them and the consummation of the transactions herein and therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Group or any of the Group Subsidiaries is a party or by which Group or any of the Group Subsidiaries is bound or to which any of the property or assets of Group or any of the Group Subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not have, individually or in the aggregate with such other conflicts, breaches, violations and defaults, a material adverse effect on the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Contribution, the Distribution, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement; nor will such actions result in any violation which affects the validity, performance or consummation of the transactions contemplated by this Agreement, the International Underwriting Agreement, the Reorganization, the Distribution or the Intercompany Agreements, of the provisions of the Certificate of Incorporation or By-Laws of Group or any of the Group Subsidiaries or any statute, rule or regulation or, to Group's knowledge, any order or decree of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over Group or any of the Group Subsidiaries or any of their respective properties; Group and the Group Subsidiaries, as applicable, have filed all notices, reports, documents or other information required to be filed by them pursuant to, and have obtained all authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications required to be obtained by them under, and have otherwise complied with all requirements of all applicable laws and regulations (including applicable insurance laws and regulations) in connection with the Reorganization, the Distribution, the Intercompany Agreements, and the transactions contemplated by this Agreement and the International Underwriting Agreement; and no filing, authorization, approval, order, consent, license, certificate, permit, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over Group or any of the Group Subsidiaries or any of their properties or any securities exchange is required for the sale of the Shares under this Agreement and under the International Underwriting Agreement or the consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements, except the

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
           registration under the Act of the Shares, the registration under the Act of the debt securities to be sold in the Debt Offering and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or state insurance securities laws in connection with the purchase and distribution of the Shares by the Underwriters and except for such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations, or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement.

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at
a purchase price per share of $                        , the number of Firm
Shares set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

           The Company hereby grants to the Underwriters the right to purchase
at their election up to              Optional Shares, at the purchase price per
share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

           It is understood that              Firm Shares will initially be
reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus to employees (other than international employees) and directors of the Company, Group and their respective subsidiaries who have heretofore delivered to you offers or indications of interest to purchase Firm Shares in form satisfactory to you, and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by you from the Company; provided that under no circumstances will you or any Underwriter be liable to the Company for any action taken or omitted in good faith in connection with such offering to such persons. It is further understood that any of such Firm Shares which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

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
      4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds, payable to the order of the Company. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
             , 1997 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipts for the Firm Shares and the Optional Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5.   (a)  The Company agrees with each of the Underwriters:

                (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the insurance securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                (iii) On the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

                (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except pursuant to this Agreement and the International Underwriting Agreement, directly or indirectly, or file a registration statement under the Act with respect to, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to the Company's Class B Common Stock, any other securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option or equivalent plans existing on the date of this Agreement), without your prior written consent;

                (vi) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                (vii) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

                (viii) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

                (ix) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

      (b) Group agrees with each of the Underwriters, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, and not to permit any of the Group Subsidiaries to, (x) offer, sell, contract to sell or otherwise dispose of any shares of Class B Common Stock, Stock or any other equity securities, or securities convertible into or exchangeable for, or rights or warrants to acquire, or any other securities substantially similar to, such securities, of the Company or (y) file any registration statement under the Act with respect to any such securities, in each case without your prior written consent.

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; [(ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;] (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws and insurance securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the fees and disbursements of counsel for the Underwriters in connection with the directed share offering contemplated by the second paragraph of Section 3 of this Agreement; (vi) the filing fees incident to [, and the fees and disbursements of counsel for the Underwriters in connection with,] securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vii) the cost of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Group herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and Group shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

           (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction. If the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time on the date of this Agreement;

           (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the Agreement, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (c) Cravath, Swaine & Moore, counsel for the Company and Group, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

              (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform in all material respects to the description of the Stock contained in the Prospectus;

              (iii) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

              (iv) The issue and sale of the Shares being delivered at such Time of Delivery by the Company, the consummation of the Reorganization by the Company and its subsidiaries and the Distribution, the entering into and performance of the Intercompany Agreements by the Company and its subsidiaries, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated have in each case been duly authorized by all necessary corporate and shareholder action on the part of the Company; the issue and sale of the Shares being delivered at such Time of Delivery by the Company, the consummation of the Reorganization, the Distribution, the Debt Offering, the entering into and performance of the Intercompany Agreements by the Company and its subsidiaries, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreement or the transactions contemplated by this Agreement or the International Underwriting Agreement, and have not resulted and will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of the United States or the State of New York or the General Corporation Law of the State of Delaware or, to the knowledge of such counsel, any order or decree of any court or other governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties, except that such counsel may (i) exclude all insurance laws and (ii) assume that all such agreements are governed by, and would be interpreted in accordance with, the laws of the State of New York;

                (v) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Certain Provisions of the Certificate of Incorporation and By-Laws of the Company -- Delaware Statute"; and "Certain United States Federal Tax Consequences To Non-United States Holders of Class A Common Stock", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and

               (vi) This Agreement and the International Underwriting Agreement have each been duly authorized, executed and delivered by Group.

           In rendering such opinion, such counsel may state that they express no opinion as to any laws other than the laws of the State of New York, the General Corporation Laws of the State of Delaware and the Federal Laws of the United States in respect of matters of fact upon certificates of officers of the Company and its subsidiaries or Group and the Group Subsidiaries, as applicable; provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates and copies of such certificates are made available to you.

           Such counsel shall also have furnished to you its written statement, dated such Time of Delivery, in form and substance satisfactory to you, confirming that, on the basis of information gained in the course of its representation of the Company and Group, the Registration Statement, at the time it became effective, and the Prospectus, as of such Time of Delivery (except the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel need express no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations thereunder; and that such counsel's work in connection with such matter did not disclose any information that gave such counsel reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or at such Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting or financial nature included therein, as to which such counsel need express no view).

           (d) Lynda A. Godkin, Esq., general counsel to the Company, shall have furnished to you her written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates and copies of such opinions and certificates are made available to you);

                   (ii) Each Significant Subsidiary of the Company that was organized in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and conduct its business as described in the Properties; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (iii) The Company has made all required filings under applicable insurance holding company statutes, and has received approvals of acquisition of control and/or affiliate transactions in each jurisdiction in which such filings or approvals are required, except where the failure to have made such filings or to receive such approvals in any such jurisdiction would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

                   (iv) Each Significant Subsidiary that is required to be organized and licensed as an insurance company in its jurisdiction of incorporation is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation, and each Significant Subsidiary is duly licensed or authorized as an insurer in each other jurisdiction in which such licensing or authorization is required, except where the failure to be so licensed or authorized in any such jurisdiction would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole; the Company and each of its Significant Subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications of and from all insurance regulatory authorities to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications would not, individually or in the aggregate with other such failures, have a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

                    (v) The Company and each of its Significant Subsidiaries is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to the Company and each such Significant Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole;

                   (vi) To the best of such counsel's knowledge, except as described in the Prospectus, there is no action, suit or proceeding pending, nor is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries, considered as a whole, or which is required to be disclosed in the Registration Statement;

                  (vii) To the knowledge of such counsel, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                 (viii) The Company and its Significant Subsidiaries have filed all notices, reports, documents or other information required to be filed by them pursuant to, and have obtained all authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the consummation of the Reorganization, the Distribution, the Debt Offering, the entering into and performance of the Intercompany Agreements, and the issuance and sale of Shares by the Company and the purchase and distribution of the Shares by the Underwriters and the International Underwriters, except for such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement. No further filing, authorization, approval, order, consent, license, certificate, permit, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the consummation of the Reorganization, the Distribution or the Debt Offering, the entering into and performance of the Intercompany Agreements, the sale of Shares under this Agreement and the International Underwriting Agreement, or the consummation of the transactions contemplated herein and therein, except that such counsel shall not be required to opine with respect to any Federal or State securities laws;

                   (ix) The Company is not an "investment company", as such term is defined in the Investment Company Act;

                    (x) The issue and sale of the Shares being delivered at such Time of Delivery by the Company, the consummation of the Reorganization, the Distribution and the Debt Offering, the entering into and performance of the Intercompany Agreements, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated have not resulted and will not result in any violation of the provisions of any insurance statutes or any order, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the insurance operations of the Company or any of its Significant Subsidiaries or any of their properties; and

           In rendering such opinion, such counsel may state that she expresses no opinion as to the laws of any jurisdiction outside the United States and in respect of matters of fact upon certificates of officers of the Company and its subsidiaries; provided that such counsel shall state that she believes that both you and she are justified in relying upon such opinions and certificates and copies of such opinions and certificates are made available to you.

           Such counsel shall also have furnished to you her written statement, dated such Time of Delivery, in form and substance satisfactory to you, confirming that, on the basis of information gained in the course of her representation of the Company, the Registration Statement, at the time it became effective, and the Prospectus as of such Time of Delivery (except the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel need express no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations thereunder; and that such counsel's work in connection with such matter did not disclose any information that gave such counsel reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or at such Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting or financial nature included therein, as to which such counsel need express no view).

           (e) Michael S. Wilder, Esq., general counsel to Group, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) HAIC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut; and all of the issued shares of capital stock of HAIC have been duly and validly issued and are fully paid and non-assessable;

                  (ii) Group has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                  (iii) Group and the Group Subsidiaries have filed all notices, reports, documents or other information required to be filed by them pursuant to, and have obtained all authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the consummation of the Reorganization, the Distribution, the Debt Offering, the entering into and performance of the Intercompany Agreements, and the issuance and sale of Shares by the Company and the purchase and distribution of the Shares by the Underwriters and the International Underwriters, except for such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholder's equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements or the transactions contemplated by this Agreement and the International Underwriting Agreement. No further filing, authorization, approval, order, consent, license, certificate, permit, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over Group or any of the Group Subsidiaries or any of their properties is required for the consummation of the Reorganization, the Distribution or the Debt Offering, the entering into and performance of the Intercompany Agreements, the sale of Shares under this Agreement and the International Underwriting Agreement, or the consummation of the transactions contemplated herein and therein, except that such counsel shall not be required to opine with respect to any Federal or State securities laws;

                  (iv) To the best of such counsel's knowledge, except as described in the Prospectus, there is no action, suit or proceeding pending, nor is there any action, suit or proceeding threatened, in each case against Group or any of the Group Subsidiaries for which the Company or any of its subsidiaries would be contractually responsible, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries, considered as a whole or which is required to be disclosed in the Registration Statement; and

                  (v) The issue and sale of the Shares by the Company, the consummation of the Reorganization and the Distribution, the entering into and performance of the Intercompany Agreements, the compliance by the Company and Group with all the provisions of this Agreement and the International Underwriting Agreement which are applicable to them and the consummation of the transactions herein and therein contemplated have in each case been duly authorized by all necessary corporate and shareholder action on the part of each of Group and the Group Subsidiaries; the issue and sale of the Shares by the Company, the consummation of the Reorganization, the Distribution and the Debt Offering, the entering into and performance of the Intercompany Agreements, the compliance by the Company and Group with all the provisions of this Agreement and the International Underwriting Agreement which are applicable to them and the consummation of the transactions herein and therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Group or any of the Group Subsidiaries is a party or by which Group or any of the Group Subsidiaries is bound or to which any of the property or assets of Group or any of the Group Subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not have, individually or in the aggregate with such other conflicts, breaches, violations and defaults, a material adverse effect on the Company and its subsidiaries, considered as a whole, or which will not affect the validity, performance or consummation of the Reorganization, the Distribution, the Intercompany Agreements, or the transactions contemplated by this Agreement and the International Underwriting Agreement; nor will such actions result in any violation which affects the validity, performance or consummation of the Reorganization, the Distribution, the Debt Offering, the Intercompany Agreements, or the transactions contemplated by this Agreement and the International Underwriting Agreements of the provisions of the Certificate of Incorporation or By-Laws of Group or any of the Group Subsidiaries or, to the best of such counsel's knowledge, any statute, rule or regulation or any order or decree applicable to Group or any of the Group Subsidiaries.

           In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States and in respect of matters of fact upon certificates of officers of Group and Group Subsidiaries; provided that such counsel shall state that he believes that both you and he are justified in relying upon such certificates and copies of such certificates are made available to you.

           (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. The executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex 1(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex 1(b) hereto;

           (g)(i) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, from the dates as of which information is given in the Registration Statement and the Prospectus; and (ii) except as contemplated in the Prospectus, since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business affairs, management, financial position, stockholder's equity or results of operations

      (in each case considered on either a statutory or GAAP basis) of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded Hartford Fire Insurance Company's or the Company's or any of its Significant Subsidiaries' debt securities or financial strength or claims paying ability by any of Moody's Investor Services, Inc., Standard & Poor's, A.M. Best Company, Inc. or Duff & Phelps Credit Rating Co. and (ii) no such organization shall have publicly announced [(except for such announcements as are specifically set forth in the Prospectus dated the date hereof)] that it has under surveillance or review, with possible negative implications, its rating of any of Hartford Fire Insurance Company's, the Company's or any of its Significant Subsidiaries' debt securities or financial strength or claims paying ability, the effect of which, in any case described in Clause (i) or (ii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (j) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

           (k) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from certain officers and directors of the Company and Group, listed on Annex III hereto in the form of Annex IV hereto; and

           (l) Each of Group and the Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of Group and of the Company satisfactory to you as to the accuracy of the representations and warranties of Group and the Company herein at and as of such Time of Delivery, as to the performance by Group and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

      8. (a) The Company and Group, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Group shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein and; provided, further, that neither the Company nor Group shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (it being understood that if at the time of any such claim such Underwriter shall certify that it has sent or given the Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Prospectus has been so sent or given unless the Company or Group shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by Section 5 of the Act, (ii) the Company or Group has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) such Prospectus as amended or supplemented corrected the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus.

      (b) Each Underwriter will indemnify and hold harmless the Company and Group against any losses, claims, damages or liabilities to which the Company and Group may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and Group for any legal or other expenses reasonably incurred by the Company or Group in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) shall not relieve it from any liability which it may have to any indemnified party under such subsection unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify promptly the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood and agreed that the indemnifying party shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all indemnified parties not having actual or potential differing interests among themselves. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Group on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Group and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) Group's obligation to indemnify, reimburse and/or contribute to the Underwriters as specified in subsections (a), (c) and (d) above shall arise only in the circumstance where, and only to the extent that, the Company is unable to satisfy its obligations to indemnify, reimburse and/or contribute to the Underwriters ("Company Obligations") as specified above by virtue of the Company's inability, after reasonable efforts to obtain other sources of funds, to obtain funds satisfactory to satisfy Company Obligations in full from the Company's subsidiaries by virtue of insurance regulatory restrictions (formal or informal) preventing funds from being so obtained. The Company shall indemnify, reimburse and/or contribute to Group for any losses, damages or liabilities Group suffers to the Underwriters pursuant to the foregoing sentence. Notwithstanding the foregoing, Group's obligation to indemnify, reimburse and/or contribute to the Underwriters as specified in subsections (a), (c) and (d) above with respect to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of Group expressly for use therein shall not be subject to the limitations of this subsection (e).

      (f) The obligations of the Company and Group under this Section 8 shall be in addition to any liability which the Company and Group may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Group (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or Group within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Group and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Group, or any officer or director or controlling person of the Company or Group, and shall survive delivery of and payment for the Shares.

      11. If this Agreement shall be terminated solely pursuant to Section 7(b), or Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, Shares are not delivered by or on behalf of the Company as provided herein (other than in respect of a breach of this Agreement by any Underwriter or a violation of applicable law or regulation by any Underwriter), the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; and if to Group shall be delivered or sent by mail, telex or facsimile transmission to Hartford Plaza, Hartford, CT 06115, Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Group and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and Group and each person who controls the Company, Group or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and Group. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   HARTFORD LIFE, INC.


                                   By:__________________________________
                                         Name:
                                         Title:


                                   ITT HARTFORD GROUP, INC.


                                   By:__________________________________
                                         Name:
                                         Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Dean Witter Reynolds Inc.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Morgan Stanley & Co. Incorporated
Smith Barney Inc.



By:__________________________________
       (Goldman, Sachs & Co.)

      On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                  NUMBER OF OPTIONAL
                                                           TOTAL NUMBER OF        SHARES TO BE
                                                           FIRM SHARES TO         PURCHASED IF MAXIMUM
                       UNDERWRITER                         BE PURCHASED           OPTION EXERCISED
                       -----------                         ---------------        --------------------

Goldman, Sachs & Co. ....................................
Dean Witter Reynolds Inc.................................
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.............................
Morgan Stanley & Co. Incorporated........................
Smith Barney Inc.........................................

                Total....................................

                                                                         ANNEX I



      Pursuant to Section 7(f) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:


            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

           (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

           (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
      (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

           (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the three most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such three fiscal years;

           (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

           (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated total assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated total revenues or income before taxes or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (vii)In addition to the audits referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                     ANNEX II(a)



                   Form of Opinion of Cravath, Swaine & Moore

                                   ANNEX II(b)


                    Form of Opinion of Lynda A. Godkin, Esq.

                                                                     ANNEX II(c)



                   Form of Opinion of Michael S. Wilder, Esq.

                                                                       ANNEX III



                         List of Officers and Directors
                               Subject to Lock-Up




Group Directors and Officers



Company Directors and Officers

                                                                        ANNEX IV



                            Form of Lock-Up Agreement


                                                                   _______, 1997


Goldman, Sachs & Co.,
Dean Witter Reynolds, Inc.,
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated,
Morgan Stanley & Co. Incorporated,
Smith Barney Inc.,
as Representatives of the
several Underwriters named
in the Underwriting Agreement (U.S. Version)
   c/o Goldman, Sachs & Co.,
      85 Broad Street,
         New York, New York  10004.

Goldman Sachs International,
Dean Witter International Limited,
Merrill Lynch International,
Morgan Stanley & Co. International Limited,
Smith Barney Inc.,
as Representatives of the
several Underwriters named
in the Underwriting Agreement (International Version)
   c/o Goldman Sachs International,
      Peterborough Court,
           133 Fleet Street,
                London EC4A 2BB England.


           Re: Proposed Public Offering of Common Stock of Hartford Life, Inc.

Ladies and Gentleman:

           This agreement relates to the proposed initial public offering of shares (the "Shares") of the Class A Common Stock, par value $.01 per share (the "Common Stock"), of Hartford Life, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), for which a Registration Statement on Form S-1 has been filed with the Securities and Exchange Commission.

           In connection with such offering, the Company will enter into an Underwriting Agreement (U.S. Version) (the "U.S. Underwriting Agreement"), with the several Underwriters to be listed on Schedule I thereto (the "U.S. Underwriters") for whom Goldman, Sachs & Co., Dean Witter Reynolds, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Smith

Barney Inc. are acting as representatives (the "U.S. Representatives"), and an Underwriting Agreement (International Version) (the "International Underwriting Agreement" and, together with the U.S. Underwriting Agreement, the "Underwriting Agreements"), with the several Underwriters to be listed on Schedule I to the International Underwriting Agreement (the "International Underwriters" and, together with the U.S. Underwriters, the "Underwriters") for whom Goldman Sachs International, Dean Witter International Limited, Morgan Stanley & Co. International Limited and Smith Barney Inc. are acting as representatives (the "International Representatives" and together with the U.S. Representatives, the "Representatives" ). To facilitate the marketing of Shares to be sold in the public offering and in consideration of the Underwriters entering into the Underwriting Agreements, the undersigned hereby irrevocably confirms, covenants and agrees for the benefit of the Company and the Underwriters as follows:

           (i) The undersigned will not (and will not permit any other person who holds of record any of the undersigned's shares of Common Stock to), directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of or otherwise dispose of any shares of Common Stock or any securities of the Company substantially similar to the Common Stock or any security convertible or exchangeable into, or exercisable for, Common Stock or securities that are substantially similar to Common Stock, during the period beginning from the date of this agreement and continuing to and including the date 180 days after the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of the Representatives.

           (ii) The undersigned acknowledges (a) the sufficiency of the consideration for this agreement and (b) that the decision, if any, of the Underwriters to enter into the Underwriting Agreements will be made in part in reliance upon the undersigned entering into, and abiding by the terms of, this agreement.

           (iii) The undersigned acknowledges and agrees that the covenants and agreements set forth herein are in addition to and not in lieu of the provisions of any agreements or instruments defining the rights of the undersigned.

           (iv) All consents, approvals, authorizations and orders necessary for the execution and delivery by the undersigned of this Agreement have been obtained; the undersigned has full right, power and authority to enter into this Agreement; and this Agreement has been duly executed and delivered by the undersigned and constitutes a valid and legally binding obligation of the undersigned enforceable in accordance with its terms; and

           (v) The compliance by the undersigned with all of the provisions of this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the undersigned is a party or by which the undersigned is bound or to which any of the property or assets of the undersigned is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the undersigned, if the undersigned is a corporation, the partnership agreement of the undersigned, if the undersigned is a partnership, or any other organizational documents of the undersigned, or any statute, rule or regulation or, to the knowledge of the undersigned, any order or decree of any court or governmental agency or body having jurisdiction over the undersigned or the property of the undersigned.

           This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                  Very truly yours,

                                                  ______________________________

                                                  Name:_________________________

                                                  Title:________________________




                                      IV-3